UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2023

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Ameren Illinois Company (Illinois Corporation) 10 Richard Mark Way Collinsville, Illinois 62234 (618) 343-8150	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
Ameren Corporation	☐
Union Electric Company	☐
Ameren Illinois Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ameren Corporation	☐
Union Electric Company	☐
Ameren Illinois Company	☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of each of Ameren Corporation (“Ameren”), Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), and Ameren Illinois Company, doing business as Ameren Illinois (“Ameren Illinois”), held on May 11, 2023 (“Annual Meeting”), the matters listed below were submitted to a vote of each company’s respective shareholders.

Ameren

Item (1): Election of Directors

The following individuals (comprising Ameren’s full Board of Directors) were elected:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Warner L. Baxter	196,489,386	6,359,418	441,041	23,759,108
Cynthia J. Brinkley	197,823,173	4,947,528	519,144	23,759,108
Catherine S. Brune	191,713,360	11,043,256	533,229	23,759,108
J. Edward Coleman	200,359,873	2,383,964	546,008	23,759,108
Ward H. Dickson	200,664,063	2,037,998	587,784	23,759,108
Noelle K. Eder	200,125,028	2,618,699	546,118	23,759,108
Ellen M. Fitzsimmons	200,377,029	2,352,425	560,391	23,759,108
Rafael Flores	199,930,621	2,862,125	497,099	23,759,108
Richard J. Harshman	201,105,507	1,583,581	600,757	23,759,108
Craig S. Ivey	201,049,727	1,710,874	529,244	23,759,108
James C. Johnson	195,782,632	6,947,619	559,594	23,759,108
Steven H. Lipstein	196,703,236	5,994,238	592,371	23,759,108
Martin J. Lyons, Jr.	200,996,267	1,790,636	502,942	23,759,108
Leo S. Mackay, Jr.	200,401,779	2,306,195	581,871	23,759,108

Item (2): Advisory Approval of Executive Compensation

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	195,075,541	7,272,936	941,368	23,759,108

Item (3): Advisory Approval of the Frequency of Executive Compensation Shareholder Advisory Vote

Vote Result	Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
Every Year	199,790,111	589,712	2,147,881	762,141	—

Based on these results, the Board of Directors has determined that Ameren will hold a non-binding advisory vote on the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement, every year.

Item (4): Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	216,552,867	9,834,442	661,644	—

Item (5): Shareholder Proposal Regarding Adoption of Scope 1 and 2 Carbon Emissions Targets

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Not Approved	27,710,328	173,173,775	2,405,742	23,759,108

Ameren Missouri

Item (1): Election of Directors

At Ameren Missouri’s Annual Meeting, the following individuals (comprising Ameren Missouri’s full Board of Directors) were elected: Mark C. Birk, Bhavani Amirthalingam, Fadi M. Diya, Michael L. Moehn, and Chonda J. Nwamu. Each individual received 102,123,834 votes for election and no withheld votes, abstentions or broker non-votes.

Ameren Illinois

Item (1): Election of Directors

At Ameren Illinois’ Annual Meeting, the following individuals (comprising Ameren Illinois’ full Board of Directors) were elected: Leonard P. Singh, Michael L. Moehn, Chonda J. Nwamu, Theresa A. Shaw, and Patrick E. Smith. Each individual received 25,452,373 votes for election and no withheld votes, abstentions or broker non-votes.

ITEM 9.01 Financial Statements and Exhibits.

(d)            Exhibits

Exhibit Number	Title

104	Cover Page Interactive Data File (formatted as Inline XBRL)

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Chonda J. Nwamu
Name:	Chonda J. Nwamu
Title:	Executive Vice President, General Counsel and Secretary

UNION ELECTRIC COMPANY
(Registrant)

By:	/s/ Chonda J. Nwamu
Name:	Chonda J. Nwamu
Title:	Executive Vice President, General Counsel and Secretary

AMEREN ILLINOIS COMPANY
(Registrant)

By:	/s/ Chonda J. Nwamu
Name:	Chonda J. Nwamu
Title:	Executive Vice President, General Counsel and Secretary

Date: May 12, 2023